Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events
Subsequent Events

24. Subsequent Events

On March 11, 2019, the Group granted 1,076,532 Restricted Share Units to certain director, executive officers and employees pursuant to the 2016 Share Incentive Plan. In addition, the Group granted Ordinary Share Units with 944,577 Class A ordinary shares through its employee incentive platform to certain executive officers and employees at nil subscription consideration. These grants vested immediately upon grant.

On March 18, 2019, the board of directors approved a special dividend of US$0.24 per ADS for 2018, to be paid to shareholders of record as of the close of business on April 1, 2019.